SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  August 14, 2002
(date of earliest event reported)

C-Bass Mortgage Loan Asset-Backed Certificates, Series 2002-CB4

RESIDENTIAL ASSET FUNDING CORPORATION
(Exact name of registrant as specified in its charter)
North Carolina	333-53168	56-2064715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, DC-06 Charlotte, North Carolina 28288
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (704) 374-4868

Item 5.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Residential Asset Funding Corporation (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its C-Bass Mortgage Loan Asset-Backed Certificates, Series 2002-CB4.

In connection with the offering of the C-Bass Mortgage Loan Asset-Backed Certificates, Series 2002-CB4, Wachovia Securities, Inc. (“Wachovia”), as lead underwriter of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to their potential investors based on information supplied by the Company and Credit-Based Asset Servicing and Securitization LLC.

The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated August 14, 2002.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials

filed on Form SE dated August 14, 2002.

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Charlotte, State of North Carolina, on August 14, 2002.

RESIDENTIAL ASSET FUNDING CORPORATION

By:  /s/ Michael Warden

Name:  Michael Warden

Title:    Director

Exhibit Index

Exhibit

Page

99.1

Computational Materials

filed on Form SE dated August 14, 2002